UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	June 14, 2023

Enviri Corporation
(Exact name of Company as specified in its charter)

Delaware	001-03970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Logan Square 100-120 North 18th Street, 17th Floor		19103
Philadelphia,	Pennsylvania
(Address of principal executive offices)		(Zip Code)

(267)	857-8715
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	NVRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2023, the Board of Directors (the “Board”) of Enviri Corporation, a Delaware corporation (the “Company”), appointed Rebecca Martinez O’Mara to the Board. Ms. O’Mara’s initial term as a director will expire at the Company’s 2024 Annual Meeting of Stockholders. Ms. O’Mara will serve on the Management Development and Compensation Committee and the Governance Committee of the Board.

Ms. O’Mara served as President of Stanley Industrial Services, Stanley Black and Decker, a leading global manufacturer. Before joining Stanley Black and Decker, she served as Vice President of Service and Solutions at Grundfos Holdings, the largest pump manufacturer in the world. Ms. O’Mara currently serves as member of the board of directors of Kadant Inc., a diversified machinery company. She is a founding member of Angeles Investors, a Chicago United Business Leaders of Color Honoree, and a Chicago Maestro Award Recipient. Ms. O’Mara holds an executive master’s degree in business administration from Northwestern University’s Kellogg School of Management and a bachelor’s degree in finance from the University of Illinois at Chicago.

As a non-employee director, Ms. O’Mara will receive compensation in the same manner as the Company’s other non-employee directors, which compensation the Company previously disclosed in its Proxy Statement for the Company’s 2023 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 9, 2023. In addition, as with all non-employee directors, Ms. O’Mara will enter into an Indemnification Agreement with the Company, the form of which is filed as Exhibit 10.1 attached hereto.

A copy of the press release, dated June 21, 2023, is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Form of Non-Employee Director Indemnification Agreement.

Exhibit 99.1	Press Release, dated June 21, 2023.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRI CORPORATION

Date: June 21, 2023	/s/ Russell C. Hochman
Russell C. Hochman
Senior Vice President and General Counsel, Chief Compliance Officer & Corporate Secretary